Consent of Independent Accountants




We consent to the reference to our firm under the caption "Independent Accountant" in this registration statement on Form N1-A (File No. 811-5447).




                                                     /s/Coopers & Lybrand L.L.P.
Kansas City, Missouri                                   Coopers & Lybrand L.L.P.
June 29, 1998